44ththQuarterQuarter 2018Earnings Earnings Highlights Highlights JanuaryJanuary 31, 31, 20192019

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Additional Information Communications in this press release do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed merger between First Merchants Corporation and MBT Financial Corporation will be submitted to MBT Financial Corporation shareholders for their consideration. In connection with the proposed merger, MBT Financial Corporation has provided its shareholders with a Proxy Statement, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION, TOGETHER WITH ALL AMENDMENTS OR SUPPPLEMENTS TO THOSE DOCUMENTS, AS THEY CONTAIN IMPORTANT INFORMATION. MBT Financial Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MBT Financial Corporation in connection with the proposed merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed merger. 3

Full Year 2018 Performance  Record Net Income of $159.1 Million, a 65.6% increase over 2017  Earnings per share of $3.22, a 51.9% increase over 2017  Total Assets of $9.9 Billion; grew organically by 5.5% over 2017  1.64% ROAA; 11.84% ROAE; 50.21% Efficiency Ratio  Organic Loan Growth of $471 Million, a 7.0% growth rate  Organic Deposit Growth of $582 Million, an 8.1% growth rate  Tangible Book Value increased to $19.12 per share, or 12.7% over year-end 2017 “Record Level Results” 4

4th Quarter 2018 Highlights  Earnings Per Share of $.85, a 73.5% increase over 4Q2017  $41.7 Million of Net Income, a 71.1% increase over 4Q2017  Winning marketplace execution delivering growth  Organic Loan Growth of $138 Million, a 7.8% annualized growth rate  Organic Deposit Growth of $121 Million, a 6.4% annualized growth rate “Record Level Results” 5

Mark K. Hardwick EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER AND CHIEF OPERATING OFFICER 6

Total Assets ($ in Millions) 2016 2017 2018 1. Investments $1,305 $1,561 $1,633 2. Loans 5,143 6,758 1 7,229 3. Allowance (66) (75) (81) 4. Goodwill & Intangibles 259 477 470 5. BOLI 202 224 225 6. Other 369 422 409 7. Total Assets $7,212 $9,367 $9,885 Annualized Asset Growth 6.7% 29.9% 5.5% 1 2017 loans include acquired loans of $225 from The Arlington Bank and $725 from Independent Alliance Banks 7

Loan and Yield Detail (as of 12/31/2018) QTD Yield = 5.41% Commercial Agricultural YTD Yield = 5.16% Construction Land & Agricultural Real Estate Land Public Total Loans = $7.2 Billion Land Development Production Non-Owner 3.3% Finance/Other 7.6% 1.3% Occupied Commercial Variable = $4.9 Billion 25.8% 6.0% Fixed = $2.3 Billion Residential Mortgage 13.4% Home Equity LIBOR 7.3% 36% Prime Other 19% Consumer Commercial 1.4% Real Estate Owner-Occupied 10.0% Commercial & Industrial Fixed 23.9% 32% Other Variable 13% 8

Investment Portfolio (as of 12/31/2018) Mortgage-Backed Securities Tax-Exempt 24% Municipals 48%  $1.6 Billion Portfolio  Modified duration of 5.6 years  Tax equivalent yield of 3.54%  Net unrealized loss of $8.0 Million Collateralized Mortgage Obligations Corporate 24% Obligations U. S. Agencies 2% 2% 9

Total Liabilities and Capital ($ in Millions) 2016 2017 2018 1. Customer Non-Maturity Deposits $4,428 $5,741 1 $6,268 2. Customer Time Deposits 747 1,0512 1,241 3. Brokered Deposits 381 381 246 4. Borrowings 572 701 538 5. Other Liabilities 60 57 51 6. Hybrid Capital 122 133 133 7. Common Equity 902 1,303 1,408 8. Total Liabilities and Capital $7,212 $9,367 $9,885 1 2017 includes acquired Non-Maturity Deposits of $169 from The Arlington Bank and $719 from Independent Alliance Banks 2 2017 includes acquired Time Deposits of $84 from The Arlington Bank and $143 from Independent Alliance Banks 10

Deposit Detail (as of 12/31/2018) QTD Cost = 1.04% YTD Cost = .86% Total = $7.8 Billion Certificates & Certificates & Time Deposits Time Deposits >$100,000 <$100,000 Savings 8% 8% Deposits 29% Brokered Deposits 3% Demand Deposits 52% 11

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.61% 14.21% 14.24% 14.25% 14.01% 13.81% 14.00% 13.76% 13.69% 13.69% 13.00% 11.98% 12.00% 11.64% 11.16% 11.11% 11.21% 11.10% 11.03% 11.00% 11.04% 11.00% 9.97% 10.00% 9.50% 9.68% 9.55% 9.24% 9.39% 9.30% 9.32% 9.36% 9.00% 8.00% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 12

Net Interest Margin Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Net Interest Income - FTE ($millions) $ 62.1 $ 64.9 $ 67.2 $ 78.9 $ 83.5 $ 82.5 $ 87.2 $ 89.2 $ 90.7 Fair Value Accretion $ 2.9 $ 4.3 $ 2.3 $ 3.2 $ 4.1 $ 3.2 $ 3.8 $ 3.2 $ 3.9 1 2 4 Tax Equivalent Yield on Earning Assets 4.32% 4.42% 4.44% 4.56% 4.67% 4.57% 4.74% 4.88%3 4.97% Interest Expense/Average Earning Assets 0.42% 0.44% 0.49% 0.53% 0.57% 0.65% 0.75% 0.83% 0.93% Net Interest Margin 3.90% 3.98% 3.95% 4.03% 4.10% 3.92% 3.99% 4.05% 4.04% Fair Value Accretion Effect 0.18% 0.26% 0.14% 0.17% 0.20% 0.15% 0.18% 0.15% 0.17% $94 3 4.04%4 4.20% 4.10% 2 4.05% 4.03% 3.99% $90 3.98% 3.95% 1 4.00% $86 3.90% 3.92% $82 3.80% $78 $74 3.60% $70 $66 3.40% $62 3.20% $58 $54 3.00% Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Net Interest Income - FTE ($millions) Net Interest Margin 1 Reflects 13 bps impact of Tax Cuts and Jobs Act 2 Reflects 12 bps impact of Tax Cuts and Jobs Act 3 Reflects 13 bps impact of Tax Cuts and Jobs Act 4 Reflects 13 bps impact of Tax Cuts and Jobs Act 13

Non-Interest Income ($ in Millions) 2016 2017 2018 1. Service Charges on Deposit Accounts $17.8 $ 18.7 $ 21.0 2. Wealth Management Fees 12.6 14.7 14.9 3. Card Payment Fees 15.0 16.1 18.0 4. Cash Surrender Value of Life Ins 4.3 6.6 4.2 5. Gains on Sales of Mortgage Loans 7.1 7.6 7.0 6. Gains on Sales of Securities 3.4 2.6 4.3 7. Other 5.0 4.7 7.1 8. Total Non-Interest Income $65.2 $71.0 $76.5 14

Non-Interest Expense ($ in Millions) 2016 2017 2018 1. Salary & Benefits $102.6 $119.8 $131.7 2. Premises & Equipment 29.5 30.1 32.7 3. Intangible Asset Amortization 3.9 5.6 6.7 4. Professional & Other Outside Services 6.5 12.8 8.2 5. OREO/Credit-Related Expense 2.9 1.9 1.5 6. FDIC Expense 3.0 2.6 2.9 7. Outside Data Processing 9.2 12.2 13.2 8. Marketing 3.0 3.7 4.7 9. Other 16.7 16.9 18.4 10. Total Non-Interest Expense $177.3 $ 205.6 1 $ 220.0 1 2017 includes acquisition-related expenses of $12.2 million 15

Earnings ($ in Millions) 2016 2017 2018 1. Net Interest Income $226.5 $ 277.3 $ 338.8 2. Provision for Loan Losses (5.7) (9.1) (7.2) 3. Net Interest Income after Provision 220.8 268.2 331.6 4. Non-Interest Income 65.2 71.0 76.5 5. Non-Interest Expense (177.3) (205.6) (220.0) 6. Income before Income Taxes 108.7 133.6 188.1 7. Income Tax Expense (27.6) (37.5) 1 (29.0) 2 8. Net Income Avail. for Distribution $ 81.1 $ 96.1 $ 159.1 9. EPS $ 1.98 $ 2.123 $ 3.22 10. Efficiency Ratio 56.51% 54.56% 50.21% 12017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 22018 reflects $1.8 million net reduction to income tax expense resulting from an increase in Indiana state tax liability offset by the release of a valuation allowance on state deferred tax assets 3Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 16

Quarterly Earnings ($ in Millions) Q1-’18 Q2-’18 Q3-’18 Q4-’18 1. Net Interest Income $79.9 $84.6 $86.5 $87.8 2. Provision for Loan Losses (2.5) (1.7) (1.4) (1.6) 3. Net Interest Income after Provision 77.4 82.9 85.1 86.2 4. Non-Interest Income 19.6 18.2 19.5 19.2 5. Non-Interest Expense (53.7) (53.5) (55.0) (57.8) 6. Income before Income Taxes 43.3 47.6 49.6 47.6 1 7. Income Tax Expense (6.6) (8.0) (8.5) (5.9)1 8. Net Income Avail. for Distribution $ 36.7 $ 39.6 $ 41.1 $41.7 9. EPS $ 0.74 $ 0.80 $ 0.83 $ 0.85 10. Efficiency Ratio 51.33% 49.32% 49.25% 50.97% 12018 reflects $1.8 million net reduction to income tax expense resulting from an increase in Indiana state tax liability offset by the release of a valuation allowance on state deferred tax assets 17

Per Share Results 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 $ .49 $ 2.12 2. Dividends $ .15 $ .18 $ .18 $ .18 $ .69 3. Tangible Book Value $16.49 $16.97 $16.62 $16.96 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 $ .85 $ 3.22 2. Dividends $ .18 $ .22 $ .22 $ .22 $ .84 3. Tangible Book Value $17.14 $17.71 $18.16 $19.12 18

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value 0.22 .22 0.20 .18 $19.12 0.18 $16.96 0.16 .15 $15.85 .14 $14.68 0.14 $13.65 $12.17 0.12 .11 $10.95 0.10 $9.21 $9.64 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 2.57% Forward Dividend Yield Compound Annual Growth Rate of 9.56% Equals 26.1% Dividend Payout Ratio 19

John J. Martin EXECUTIVE VICE PRESIDENT AND CHIEF CREDIT OFFICER 20

Loan Portfolio Trends Change Change Linked Quarter 2018 Over 2017 ($ in Millions) 2016 2017 Q3-'18 2018 $ % $ % 1. Commercial & Industrial $ 1,195 $ 1,494 $ 1,656 $ 1,727 $ 71 4.3% $ 233 15.6% 2. Construction, Land and 419 612 669 546 (123) (18.4%) (66) (10.8%) Land Development 3. CRE Non-Owner Occupied 1,272 1,618 1,761 1,865 104 5.9% 247 15.3% 4. CRE Owner Occupied 531 700 700 725 25 3.6% 25 3.6% 5. Agricultural Production 80 122 88 92 4 4.5% (30) (24.6%) 6. Agricultural Land 149 244 239 242 3 1.3% (2) (0.8%) 7. Public Finance/Other Commercial 258 397 394 433 39 9.9% 36 9.1% 8. Total Commercial Loans 3,904 5,187 5,507 5,630 123 2.2% 443 8.5% 9. Residential Mortgage 742 970 968 970 2 0.2% 0 0.0% 10. Home Equity 419 514 517 528 11 2.1% 14 2.7% 11. Other Consumer 78 87 99 101 2 2.0% 14 16.1% 12. Total Residential Mortgage and 1,239 1,571 1,584 1,599 15 0.9% 28 1.8% Consumer Loans 13. Total Loans $ 5,143 $ 6,758 $ 7,091 $7,229 $ 138 1.9% $ 471 7.0% Construction Concentration1 52% 60% 62% 50% Investment RE Concentration1 211% 219% 224% 221% 1As a percent of Risk Based Capital 21

Asset Quality Summary Change Change ($ in Millions) Linked Quarter 2018 Over 2017 2016 186.1 2017 Q3-'18 2018 $ % $ % 1. Non-Accrual Loans $ 30.0 $ 28.7 $ 20.4 $ 26.1 $ 5.7 27.9% $ (2.6) (9.1%) 2. Other Real Estate 9.0 10.4 8.9 2.2 (6.7) (75.3%) (8.2) (78.8%) 3. Renegotiated Loans 4.7 1.0 0.9 1.1 0.2 22.2% 0.1 10.0% 4. 90+ Days Delinquent Loans 0.1 0.9 0.1 1.9 1.8 1,800.0% 1.0 111.1% 5. Total NPAs & 90+ Days Delinquent $ 43.8 $ 41.0 $ 30.3 $ 31.3 $ 1.0 3.3% $ (9.7) (23.7%) 6. Total NPAs & 90+ Days/Loans & ORE 0.9% 0.6% 0.4% 0.4% 7. Classified Assets $ 174.1 $ 153.1 $ 174.2 $ 173.2 $ (1.0) (0.6%) $ 20.1 13.1% 8. Specific Reserves $ 0.9 $ 1.6 $ 0.4 $ 1.9 $ 1.5 375.0% $ 0.3 18.8% 22

Non-Performing Asset Reconciliation ($ in Millions) 2016 2017 2018 1. Beginning Balance NPAs & 90+ Days Delinquent $ 51.5 $ 43.8 $ 41.0 Non-Accrual 2. Add: New Non-Accruals 24.6 30.1 24.2 3. Less: To Accrual/Payoff/Renegotiated (17.0) (18.3) (18.2) 4. Less: To OREO (1.6) (8.1) (0.6) 5. Less: Charge-offs (7.4) (5.0) (8.0) 6. Increase / (Decrease): Non-Accrual Loans (1.4) (1.3) (2.6) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 1.6 8.1 0.6 8. Less: ORE Sold (8.2) (5.6) (8.2) 9. Less: ORE Losses (write-downs) (1.7) (1.1) (0.6) 10. Increase / (Decrease): ORE (8.3) 1.4 (8.2) 11. Increase / (Decrease): 90+ Days Delinquent (0.8) 0.8 1.0 12. Increase / (Decrease): Renegotiated Loans 2.8 (3.7) 0.1 13. Total NPAs & 90+ Days Delinquent Change (7.7) (2.8) (9.7) 14. Ending Balance NPAs & 90+ Days Delinquent $ 43.8 $ 41.0 $ 31.3 23

ALLL and Fair Value Summary ($ in Millions) Q4-'17 Q1-'18 Q2-'18 Q3-'18 Q4-'18 1. Beginning Allowance for Loan Losses (ALLL) $ 73.4 $ 75.0 $ 76.4 $ 77.5 $ 78.4 2. Net Charge-offs (Recoveries) 0.2 1.1 0.6 0.5 (0.5) 3. Provision Expense 1.8 2.5 1.7 1.4 1.7 4. Ending Allowance for Loan Losses (ALLL) $ 75.0 $ 76.4 $ 77.5 $ 78.4 $ 80.6 5. ALLL/Non-Accrual Loans 261.2% 277.9% 385.0% 383.9% 308.1% 6. ALLL/Non-Purchased Loans 1.36% 1.32% 1.28% 1.28% 1.26% 7. ALLL/Loans 1.11% 1.11% 1.09% 1.11% 1.11% 8. Fair Value Adjustment (FVA) $ 46.3 $ 43.1 $ 37.2 $ 33.9 $ 30.0 9. Total ALLL plus FVA 121.3 119.5 114.7 112.3 110.6 10. Purchased Loans plus FVA 1,304.7 1,179.8 1,059.1 979.2 874.3 11. FVA/Purchased Loans plus FVA 3.55% 3.65% 3.51% 3.46% 3.44% 24

Portfolio Summary  4th quarter loans increased 1.9%, or 7.8% annualized. Growth in CRE, C&I and public finance.  NPAs & 90+ days remained low at 0.4% of loans and ORE.  4th quarter net recovery of $500,000.  For the year, net charge-offs of $1.7 million with provision expense of $7.2 million supporting organic loan growth.  ALLL of 1.11% and 1.26% to total loans and non-purchased loans, respectively. 25

Michael C. Rechin PRESIDENT AND CHIEF EXECUTIVE OFFICER 26

A Leading Midwest Banking Franchise Crossing $10 Billion with Strategic Entry into Michigan Pro Forma Highlights1 Ticker: FRME Headquarters: Muncie, IN Founded: 1893 Banking Centers: 134 Assets: $11.1 Billion Loans: $7.8 Billion Deposits: $8.7 Billion Current First Merchants Locations MBTF Locations 1Balance sheet figures as of 6/30/18 and do not include any merger related adjustments 27

Overview of MBT Financial Corporation Company Highlights Geographic FootprintFarmington Hills . Northville Headquartered in Monroe, Michigan Plymouth Redford Highland Park Livonia 75 . Westland Founded in 1858 Dearborn Ann Arbor 275 Allen Park . 94 Southgate Operates 20 Banking Centers 75 MICHIGAN Trenton . Flat Rock Balance Sheet as of June 30, 2018 Milan Rockwood • Assets: $1.3 Billion MICHIGAN Dundee • Loans: $741 Million 496 Monroe • Deposits: $1.1 Billion (89% non-maturity) Blissfield 75 94 Temperance • Loans / Deposits: 65% • 9.10% TCE/TA Deposit Market Share by County • 0.91% NPAs/Assets Market Deposits Mkt. Share % of . Income Statement for the quarter ending June 30, 2018 County Rank Branches ($000) (%) Franchise • ROAA: 1.51% / ROATCE: 16.59% Monroe, MI 1 15* $998,139 50.1% 86.9% • Efficiency Ratio: 61.8% Wayne, MI 14 6 $150,913 0.3% 13.1% • Net Interest Margin: 3.63% Source: S&P Global Market Intelligence and FDIC Summary of Deposits as of June 30, 2018. • Cost of Interest Bearing Deposits: 0.18% *Includes one non-banking center 28

FMC Strategy and Tactics Overview Looking Forward . . .  Manage market presence and our core banking business. Continue organic growth protocol.  Optimize our retail and commercial deposit strategy… products and pricing.  Cross $10 Billion with the acquisition of MBT Financial Corporation and organic growth in the 1Q2019.  Implement integration schedule and marketing plan for Michigan entry.  Forbes Magazine recognition as #2 Ranking in “America’s Best Banks”. “Responsive, Knowledgeable, High-Performing” 29

Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: Nicole M. Weaver Investor Relations Telephone: 765.521.7619 nweaver@firstmerchants.com 30

Appendix 31

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	901,657	929,470	1,035,116	1,283,120	1,303,463	1,313,073	1,340,328	1,361,426	1,408,260
Adjust for Accumulated Other Comprehensive (Income) Loss	13,581	3,722	(1,384)	6,358	3,534	21,725	24,868	35,409	21,422
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,415	55,474	55,534	65,864	65,919	65,975	66,030	66,086	66,141
Less: Tier 1 Capital Deductions	(376)	(80)	(166)	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(249,104)	(250,493)	(300,307)	(462,080)	(464,066)	(467,518)	(466,063)	(464,658)	(463,525)
Less: Disallowed Deferred Tax Assets	(564)	(320)	(665)	-	-	(2,594)	(2,104)	(1,111)	-
Total Tier 1 Capital (Regulatory)	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	66,037	68,225	70,471	73,354	75,032	76,420	77,543	78,406	80,552
Total Risk-Based Capital (Regulatory)	$ 851,521	$ 870,873	$ 923,474	$ 1,031,491	$ 1,048,757	$ 1,071,956	$ 1,105,477	$ 1,140,433	$ 1,177,725
Net Risk-Weighted Assets (Regulatory)	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882
Total Risk-Based Capital Ratio (Regulatory)	**14.21%**	**14.24%**	**14.01%**	**13.76%**	**13.69%**	**13.69%**	**13.81%**	**14.25%**	**14.61%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173
Less: Qualified Capital Securities	(55,415)	(55,474)	(55,534)	(65,864)	(65,919)	(65,975)	(66,030)	(66,086)	(66,141)
Add: Additional Tier 1 Capital Deductions	376	80	166	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 665,445	$ 682,254	$ 732,635	$ 827,273	$ 842,806	$ 864,561	$ 896,904	$ 930,941	$ 966,032
Net Risk-Weighted Assets (Regulatory)	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.10%**	**11.16%**	**11.11%**	**11.03%**	**11.00%**	**11.04%**	**11.21%**	**11.64%**	**11.98%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
32

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18
Total Stockholders' Equity (GAAP)	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,408,260
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)
Tangible Common Equity (non-GAAP)	$ 642,666	$ 671,382	$ 725,305	$ 804,437	$ 826,835	$ 838,171	$ 867,144	$ 889,892	$ 938,351
Total Assets (GAAP)	$ 7,211,611	$ 7,326,193	$ 7,805,029	$ 9,049,403	$ 9,367,478	$ 9,472,796	$ 9,734,715	$ 9,787,282	$ 9,884,716
Less: Intangible Assets	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)
Tangible Assets (non-GAAP)	$ 6,952,745	$ 7,068,230	$ 7,495,343	$ 8,570,845	$ 8,890,975	$ 8,998,019	$ 9,261,656	$ 9,315,873	$ 9,414,932
Tangible Common Equity Ratio (non-GAAP)	**9.24%**	**9.50%**	**9.68%**	**9.39%**	**9.30%**	**9.32%**	**9.36%**	**9.55%**	**9.97%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 929,470	$1,035,116	$1,283,120	$1,303,463	$1,313,073	$1,340,328	$1,361,426	$1,408,260
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930	5,659	6,941	12,510	6,788	6,043	5,690	5,351	5,017
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596 0	$ 677,041	$ 732,246	$ 816,947	$ 833,623	$ 844,214	$ 872,834	$ 895,243	$ 943,368
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	41,047,543	43,153,509	49,140,594	49,158,238	49,243,096	49,280,188	49,304,542	49,349,800
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.49**	**$ 16.97**	**$ 16.62**	**$ 16.96**	**$ 17.14**	**$ 17.71**	**$ 18.16**	**$ 19.12**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
33

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2016	2017	1Q18	2Q18	3Q18	4Q18	2018
Non Interest Expense (GAAP)	$ 177,359	$ 205,556	$ 53,687	$ 53,504	$ 55,022	$ 57,738	$ 219,951
Less: Intangible Asset Amortization	(3,910)	(5,647)	(1,726)	(1,718)	(1,650)	(1,625)	(6,719)
Less: OREO and Foreclosure Expenses	(2,877)	(1,903)	(402)	(362)	(455)	(251)	(1,470)
Adjusted Non Interest Expense (non-GAAP)	170,572	198,006	51,559	51,424	52,917	55,862	211,762
Net Interest Income (GAAP)	226,473	277,284	79,916	84,571	86,486	87,884	338,857
Plus: Fully Taxable Equivalent Adjustment	13,541	17,270	2,584	2,625	2,726	2,796	10,732
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	240,014	294,554	82,500	87,196	89,212	90,680	349,589
Non Interest Income (GAAP)	65,203	71,009	19,561	18,191	19,527	19,180	76,459
Less: Investment Securities Gains (Losses)	(3,389)	(2,631)	(1,609)	(1,122)	(1,285)	(253)	(4,269)
Adjusted Non Interest Income (non-GAAP)	61,814	68,378	17,952	17,069	18,242	18,927	72,190
Adjusted Revenue (non-GAAP)	301,828	362,932	100,452	104,265	107,454	109,607	421,779
Efficiency Ratio (non-GAAP)	**56.51%**	**54.56%**	**51.33%**	**49.32%**	**49.25%**	**50.97%**	**50.21%**

FORWARD DIVIDEND YIELD

	4Q18
Most recent quarter's dividend per share	$ 0.22
Most recent quarter's dividend per share - Annualized	$ 0.88
Stock Price at 12/31/18	$ 34.27
Forward Dividend Yield	**2.57%**

DIVIDEND PAYOUT RATIO

	2018
Dividends per share	$ 0.84
Earnings Per Share	$ 3.22
Dividend Payout Ratio	**26.1%**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
34

Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2016	2017	3Q18	2018
Total Risk-Based Capital (Subsidiary Bank Only)				
Total Stockholders' Equity (GAAP)	$ 973,641	$ 1,404,303	$ 1,436,173	$ 1,456,220
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	9,701	763	33,302	19,031
Less: Preferred Stock	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(248,656)	(463,618)	(464,210)	(463,076)
Less: Disallowed Deferred Tax Assets	-	-	(965)	-
Total Tier 1 Capital (Regulatory)	734,561	941,323	1,004,175	1,012,050
Allowance for Loan Losses includible in Tier 2 Capital	66,037	75,032	78,406	80,552
Total Risk-Based Capital (Regulatory)	$ 800,598	$ 1,016,355	$ 1,082,581	$ 1,092,602
Construction, Land and Land Development Loans	$ 418,703	$ 612,219	$ 668,608	$ 545,729
Concentration as a % of the Bank's Risk-Based Capital	**52%**	**60%**	**62%**	**50%**
Construction, Land and Land Development Loans	$ 418,703	$ 612,219	$ 668,608	$ 545,729
Investment Real Estate Loans	1,272,415	1,617,943	1,760,714	1,865,544
Total Construction and Investment RE Loans	$ 1,691,118	$ 2,230,162	$ 2,429,322	$ 2,411,273
Concentration as a % of the Bank's Risk-Based Capital	**211%**	**219%**	**224%**	**221%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	4Q17	1Q18	2Q18	3Q18	4Q18
Loans Held for Sale (GAAP)	$ 7,216	$ 4,469	$ 2,046	$ 3,022	$ 4,778
Loans (GAAP)	6,751,199	6,901,696	7,081,059	7,088,071	7,224,467
Total Loans	6,758,415	6,906,165	7,083,105	7,091,093	7,229,245
Less: Purchased Loans	(1,258,386)	(1,136,711)	(1,022,160)	(945,330)	(844,224)
Non-Purchased Loans (non-GAAP)	$ 5,500,029	$ 5,769,454	$ 6,060,945	$ 6,145,763	$ 6,385,021
Allowance for Loan Losses (GAAP)	$ 75,032	$ 76,420	$ 77,543	$ 78,406	$ 80,552
Fair Value Adjustment (FVA) (GAAP)	46,304	43,121	37,221	33,905	30,054
Allowance plus FVA (non-GAAP)	$ 121,336	$ 119,541	$ 114,764	$ 112,311	$ 110,606
Purchased Loans (GAAP)	$ 1,258,386	$ 1,136,711	$ 1,022,160	$ 945,330	$ 844,224
Fair Value Adjustment (FVA) (GAAP)	46,304	43,121	37,221	33,905	30,054
Purchased Loans plus FVA (non-GAAP)	$ 1,304,690	$ 1,179,832	$ 1,059,381	$ 979,235	$ 874,278
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.36%**	**1.32%**	**1.28%**	**1.28%**	**1.26%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**3.55%**	**3.65%**	**3.51%**	**3.46%**	**3.44%**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500

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